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                                                                     EXHIBIT 23b

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We have issued our report dated January 15, 1999, accompanying the consolidated financial statements and schedule included in the Annual Report on Form 10-K of Colonial Gas Company and subsidiaries for the year ended December 31, 1998. We hereby consent to the incorporation by reference of said report in the Colonial Gas Company Registration Statement on Form S-3 (File No. 333-48561).

                                                              GRANT THORNTON LLP

Boston, Massachusetts
April 2, 2001